Dated: May 5, 2006

Rate Swap Transaction

Re:   ABN AMRO Bank N.V. Reference No. 2440375

Ladies and Gentlemen:

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the Rate Swap Transaction entered into on the Trade Date specified below (the “Transaction”) between ABN AMRO Bank N.V. (“ABN AMRO”), and the Supplemental Interest Trust of First Franklin Mortgage Loan Trust 2006-FF5 (the “Counterparty”), as represented by Wells Fargo Bank, N.A. not in its individual capacity, but solely as securities administrator ( the “Securities Administrator”) of the Supplemental Interest Trust created pursuant to a Pooling and Servicing Agreement, dated and effective April 1, 2006, among HSI Asset Securitization Corporation, as depositor (the “Depositor”), the Securities Administrator, Wells Fargo Bank, N.A. in the additional capacities of master servicer and custodian, First Franklin Financial Corporation, as mortgage loan seller, National City Home Loan Services, Inc., as servicer of the mortgage loans, and Deutsche Bank National Trust Company, as trustee (the “Pooling and Servicing Agreement”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”) but, rather, an ISDA Form Master Agreement, as modified by the Schedule terms in Section 4 of this Confirmation (the “Master Agreement”), shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Terms capitalized but not defined herein shall have the meaning attributed to them in the Pooling and Servicing Agreement.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Swap

Notional Amount:

With respect to any Calculation Period the amount set forth

for such period on Schedule I attached hereto.

Trade Date:

May 1, 2006

Effective Date:

May 25, 2006

Termination Date:

November 25, 2009

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate:

5.30%

Fixed Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2006 and ending on the Termination Date, with no Adjustment.

Fixed Rate Payer

Payment Date:

Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

ABN AMRO

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA; provided however, the Relevant Rate for the initial Calculation Period shall be determined on May 23, 2006

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Other Terms:

Business Days:

Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the states of New York, Maryland or Minnesota are closed.

Business Day Convention:

Following

Offices:

The Office of ABN AMRO for this Transaction is London.

Calculation Agent:

ABN AMRO

3.

Additional Provisions:

(a)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Class A-IO, Class I-A, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates (the “Certificates”).

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)

Termination Provisions.  Subject to the provisions of paragraph 12 below, for purposes of the this Agreement:

(a)

“Specified Entity” is not applicable to ABN AMRO or Counterparty for any purpose.

(b)

“Breach of Agreement” provisions of Section 5(a)(ii) will not apply to ABN AMRO or Counterparty.

(c)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to ABN AMRO or Counterparty.

(d)

“Misrepresentation” provisions of Section 5(a)(iv) will not apply to ABN AMRO or Counterparty.

(e)

“Default under Specified Transaction” is not applicable to ABN AMRO or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to ABN AMRO or Counterparty.

(f)

The “Cross Default” provisions of Section 5(a)(vi) will not apply to ABN AMRO or to Counterparty.

(g)

The “Bankruptcy” provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

(h)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to ABN AMRO or Counterparty.

(i)

The “Automatic Early Termination” provision of Section 6(a) will not apply to ABN AMRO or to Counterparty.

(j)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(k)

“Termination Currency” means United States Dollars.

3)

Tax Representations.

Payer Representations.  For the purpose of Section 3(e) of this Agreement, ABN AMRO and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

Payee Representations. For the purpose of Section 3(f) of this Agreement, ABN AMRO and Counterparty make the following representations.

The following representation will apply to ABN AMRO:

(i)

It is a resident of The Netherlands for the purpose of the application of the existing tax treaties between The Netherlands and those countries where offices of the Counterparty are located.

(ii)

With respect to its non-U.S. branches, it is fully eligible for the benefits of the “Business Profits” or “Industrial and Commercial Profits” provision, as the case may be, the “Interest” provision or the “Other Income” provision (if any) of the “Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified jurisdiction.  With respect to ABN AMRO, “Specified Treaty” means the income tax treaty between the United States and The Netherlands; “Specified Jurisdiction” means the United States.

(iii)

With respect to its U.S. branches, each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States.

The following representation will apply to the Counterparty:

(i)

Wells Fargo Bank, N.A., as Securities Administrator, is acting on behalf of the Counterparty pursuant to the Pooling and Servicing Agreement.

(ii)

The beneficial owner of payments made to it under this Agreement is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

4)

Documents to be delivered.  For the purpose of Section 4(a):

(a)  Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
ABN AMRO and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax.	Upon the execution and delivery of this Agreement	Yes
(b) Other documents to be delivered are:
ABN AMRO

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement	Yes
Counterparty

(i) a copy of the executed Pooling and Servicing Agreement, (ii) each material amendment, supplement or waiver of the Pooling and Servicing Agreement, as proposed from time to time, or any other amendment to, or modification of, the Pooling and Servicing Agreement that requires the consent of ABN AMRO under the terms of the Pooling and Servicing Agreement or which otherwise adversely affects ABN AMRO’s interests under this Agreement or the ability of the Counterparty to fully and timely perform its obligations under this Agreement; and (iii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this Agreement on behalf of the Counterparty

		Delivery of execution copy within 15 days of closing	Yes
ABN AMRO	Legal Opinion as to enforceability of the Swap Agreement	Upon the execution and delivery of this Agreement.	Yes
Counterparty	Legal Opinion as to enforceability of the Swap Agreement	Upon the execution and delivery of this Agreement.	Yes

5)  Miscellaneous.

(a)

Address for Notices:  For the purposes of Section 12(a) of this Agreement:

(1)  Address for notices or communications to ABN AMRO:

ABN AMRO Bank N.V., Chicago Branch

Global Documentation Unit

540 W. Madison Street, 22nd Floor

Chicago, IL  60661

Attention:  Treasury Documentation

Telephone:

312-904-5214

Fax:

312-904-0392

(2)  With a copy to the Office through which ABN AMRO is acting for the purposes of the relevant Transactions:

ABN AMRO Bank N.V., Amsterdam Head Office

P.O. Box 283

1000 AE Amsterdam

The Netherlands

Attention:  Operations Derivatives Markets

Forex Options

Telephone:

31-20-6292654

Telefax:

31-20-6284832

Swaps

Telephone:

31-20-6284448

Telefax:

31-20-6281679

Interest Related Products

Telephone:

31-20-3831226

Telefax:

31-20-6282462

Credit Derivatives Products

Telephone:

31-20-3831230

Telefax:

31-20-3832299

Telex:

16021 Answerback:  ABAM NL

Electronic Messaging System Details:  Swift ABNA NL 2A

ABN AMRO Bank N.V., Chicago Branch

540 W. Madison Street, Suite 2132

Chicago, IL  60661

Attention:  Treasury Operations

Telephone:  312-855-5852

Fax:  312-992-5816

Electronic Messaging System Details:  ABNA US 33a XXX

ABN AMRO Bank N.V., London Branch

199 Bishopsgate,

London BC2M 3XW,

United Kingdom

Attention:  Fixed Income Derivatives Documentation

Telex

887366   Answerback:  ABNALN G

Telephone:

44 20 7857 9428

Fax:

44 20 7678 3311

Electronic Messaging System Details:  Swift ABNA GB 2L

Address for notices or communications to the Counterparty:

HSI Asset Securitization Corporation

452 Fifth Avenue, 10th Floor

New York, New York 10018

Attention: Head MBS Principal Finance

(For all purposes)

with a copy to:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland  21045

Attention: Client Manager, FFMLT 2006-FF5

Telephone: 410-884-2000

Fax: 410-715-2380

(b)

Process Agent.  For the purpose of Section 13(c) of this Agreement:

ABN AMRO appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

ABN AMRO is a Multibranch Party and may act through the following offices: Amsterdam, London and Chicago.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is ABN AMRO.

(f)

Credit Support Document.  Not applicable for either ABN AMRO or the Counterparty.

(g)

Credit Support Provider.

ABN AMRO:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording.

  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Non-Recourse.  Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Fund (as defined in the Pooling and Servicing Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the liquidation of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(m)

Proceedings.  ABN AMRO shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any of the laws of the United States or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(n)

The ISDA Form Master Agreement in hereby amended as follows:

The word “third” shall be replaced by the word “second” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(o)

“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(p)

Securities Administrator’s Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator of the Supplemental Interest Trust pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of the Securities Administrator but is made and intended for the purpose of binding only the Supplemental Interest Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q)

Securities Administrator’s Representation. Wells Fargo Bank, N.A., as Securities Administrator of the Supplemental Interest Trust, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this Agreement as Securities Administrator of the Supplemental Interest Trust on behalf of First Franklin Mortgage Loan Trust 2006-FF5.

6)

Section 3 of the ISDA Form Master Agreement is hereby amended, by substituting for the words "Section 3(f)" in the introductory sentence thereof the words "Sections 3(f) and 3(h)", and  by adding, at the end thereof, the following Sections 3(g) and 3(h):

“(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of such Transaction.

(2) Evaluation and Understanding.

(i) ABN AMRO is acting for its own account and Wells Fargo Bank, N.A. is acting as Securities Administrator on behalf of the Supplemental Interest Trust under the Pooling and Servicing Agreement and not for its own account and each party has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction. Neither party is relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3) Purpose. (A) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(4) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(h)

ERISA. (Pension Plans).  Each party represents and warrants at all times hereunder that it is not a pension plan or employee benefits plan and that it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

7)

Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

8)

Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

(i)

ABN AMRO fails to comply with the Downgrade Provisions as set forth in Section 9.  For all purposes of this Agreement, ABN AMRO shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Section 8(i).

(ii)

Notice of Master Servicer's intention to exercise its option (either at the direction of the Depositor or in its own right) to purchase the Mortgage Loans pursuant to Section 11.01 of the Pooling and Servicing Agreement, is given by the Securities Administrator to Certificateholders pursuant to Section 11.02 of the Pooling and Servicing Agreement.  The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust Fund shall terminate and final payment is made in respect of the Certificates.

(iii)

If the Trustee is unable to pay its Class A Certificates or fails or admits in writing its inability to pay its Class A Certificates as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(iv)

If the Trustee (as defined in the Pooling and Servicing Agreement) permits the Pooling and Servicing Agreement to be amended in a manner which could have a material adverse affect on ABN AMRO without first obtaining the prior written consent of ABN AMRO.

(v)

The Counterparty or the Trust Fund (as defined in the Pooling and Servicing Agreement) is terminated.

9)

Provisions Relating to Downgrade of ABN AMRO Debt Ratings.

(i)

For purposes of this Transaction:

(a)

“Qualifying Ratings” means, with respect to the debt of any assignee or guarantor under Paragraph (ii) below,

(x)

a short-term unsecured and unsubordinated debt rating of “P-1” (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of ”A1” (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of “Aa3” (not on watch for downgrade) by Moody’s, or

(y)

a short-term unsecured and unsubordinated debt rating of “A-1” by S&P and Fitch.

(b)

A “Collateralization Event” shall occur with respect to ABN AMRO (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is reduced to “P-1 on watch for downgrade” or below, and its long-term unsecured and unsubordinated debt is reduced to ”A1 on watch for downgrade” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3 on watch for downgrade” or below) by Moody’s, or

(y)

its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P or “F-1” by Fitch.

(c)

A “Ratings Event” shall occur with respect to ABN AMRO (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to “P-2” or below by Moody’s and its long-term unsecured and unsubordinated debt is reduced to “A3” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “A2” or below) by Moody’s, or

(y)

its long-term unsecured and unsubordinated debt rating is withdrawn  or reduced below “BBB-” by S&P or Fitch.

For purposes of (b) and (c) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by ABN AMRO or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days thereafter each of Moody’s, S&P and Fitch has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto.  For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that ABN AMRO does not post sufficient collateral in order to restore the immediately prior ratings of the Certificates as provided in Paragraph (ii) of this Section 9.

(d)

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the Securities Administrator shall have received prior written confirmation from each of Moody’s, S&P and Fitch, and shall have provided notice thereof to ABN AMRO, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

(ii)

Subject, in each case set forth in (a) and (b) below, to satisfaction of the Rating Agency Condition:

(a)

Collateralization Event.  If a Collateralization Event occurs with respect to ABN AMRO (or any applicable credit support provider), then ABN AMRO shall, at its own expense, within thirty (30) days of such Collateralization Event:

(w)

post collateral under agreements and other instruments approved by the Counterparty such approval not to be unreasonably withheld, and satisfactory to Moody’s, S&P and Fitch, which will be sufficient to restore the immediately prior ratings of the Certificates,

(x)

assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty such approval not to be unreasonably withheld,

(y)

obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor ABN AMRO’s obligations under this Agreement, provided that such other person is approved by the Counterparty such approval not to be unreasonably withheld, or

(z)

establish any other arrangement approved by the Counterparty such approval not to be unreasonably withheld and satisfactory to Moody’s, S&P and Fitch, which will be sufficient to restore the immediately prior ratings of their Certificates.

(b)

Ratings Event.  If a Ratings Event occurs with respect to ABN AMRO (or any applicable credit support provider), then ABN AMRO shall, at its own expense, within ten (10) Business Days of such Ratings Event:

(x)

assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially the same as this Confirmation, which party is approved by the Counterparty such approval not to be unreasonably withheld, or

(y)

obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor ABN AMRO’s obligations under this Agreement, provided that such other person is approved by the Counterparty such approval not to be unreasonably withheld, or

(z)

establish any other arrangement approved by the Counterparty such approval not to be unreasonably withheld and satisfactory to Moody’s, S&P and Fitch, which will be sufficient to restore the immediately prior ratings of their Certificates.

ABN AMRO shall, for so long as a Ratings Event is outstanding, post collateral in an amount and manner that satisfies the Rating Condition, while it pursues the remedies in this Paragraph (9)(ii)(b).

10)

ABN AMRO will, unless otherwise directed by the Securities Administrator, make all payments hereunder to the Securities Administrator.  Payment made to the Securities Administrator at the account specified herein or to another account specified in writing by the Securities Administrator shall satisfy the payment obligations of ABN AMRO hereunder to the extent of such payment.

Account Details and

Settlement Information:

Payments to ABN AMRO:

ABN AMRO BANK N.V., New York, ABNAUS33

CHIPS 007535

ABA No. 026009580

A/C Name: ABN Amro Bank N.V., London

A/C No. /661001036741

Ref. DCM

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA 121-000-248

Account Number:  3970771416

Account Name:  Corporate Trust Clearing

FFC:  50917201 FFMLT 2006-FF5

Supplemental Interest Trust Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number

:0044 207 8579428/9430

Telephone Number:

:0044 207 6783311/3196

ABN AMRO BANK, N.V.

By:   /s/  Bob Furlong                                           By:  /s/ Clifford Bullock

Name:  Bob Furlong

Name:  Clifford Bullock

Title:

   Authorized Signature

Title:

  Authorized Signature

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SUPPLEMENTAL INTEREST TRUST, FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FF5

By:  Wells Fargo Bank, N.A., not in

its individual capacity but solely as

Securities Administrator of the Supplemental Interest Trust

By:  /s/  Amy Doyle

Name:  Amy Doyle

Title:

    Vice President

SCHEDULE I

All dates subject to adjustment in accordance with the Following Business Day Convention.

Accrual	Accrual	Notional
Start Date	End Date	Amount: in USD
5/25/2006	6/25/2006	$1,206,954,519.87
6/25/2006	7/25/2006	$1,190,374,632.82
7/25/2006	8/25/2006	$1,169,611,061.66
8/25/2006	9/25/2006	$1,144,688,841.03
9/25/2006	10/25/2006	$1,115,670,401.09
10/25/2006	11/25/2006	$1,082,659,953.99
11/25/2006	12/25/2006	$1,045,804,404.81
12/25/2006	1/25/2007	$1,005,293,896.98
1/25/2007	2/25/2007	$961,367,861.33
2/25/2007	3/25/2007	$914,433,261.94
3/25/2007	4/25/2007	$869,749,679.08
4/25/2007	5/25/2007	$827,208,359.60
5/25/2007	6/25/2007	$786,706,483.30
6/25/2007	7/25/2007	$748,146,170.41
7/25/2007	8/25/2007	$711,434,243.97
8/25/2007	9/25/2007	$676,482,031.47
9/25/2007	10/25/2007	$643,205,190.82
10/25/2007	11/25/2007	$611,523,200.23
11/25/2007	12/25/2007	$581,359,539.25
12/25/2007	1/25/2008	$552,258,807.45
1/25/2008	2/25/2008	$501,394,723.03
2/25/2008	3/25/2008	$455,557,462.44
3/25/2008	4/25/2008	$414,268,761.26
4/25/2008	5/25/2008	$377,011,394.72
5/25/2008	6/25/2008	$343,540,157.55
6/25/2008	7/25/2008	$323,802,924.02
7/25/2008	8/25/2008	$305,134,365.03
8/25/2008	9/25/2008	$287,324,288.48
9/25/2008	10/25/2008	$267,471,011.23
10/25/2008	11/25/2008	$249,049,112.13
11/25/2008	12/25/2008	$231,943,159.11
12/25/2008	1/25/2009	$216,048,017.49
1/25/2009	2/25/2009	$201,267,857.67
2/25/2009	3/25/2009	$199,910,918.06
3/25/2009	4/25/2009	$187,267,945.71
4/25/2009	5/25/2009	$176,498,679.32
5/25/2009	6/25/2009	$166,339,912.13
6/25/2009	7/25/2009	$156,756,525.37
7/25/2009	8/25/2009	$147,715,444.15
8/25/2009	9/25/2009	$139,185,517.36
9/25/2009	10/25/2009	$131,137,462.40
10/25/2009	11/25/2009	$123,543,579.47
11/25/2009 and thereafter		$0.00